UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina		27360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2026, John D. Kasarda, Ph.D. notified Old Dominion Freight Line, Inc. (the “Company”) of his decision to retire from the Board of Directors of the Company (the “Board”) effective immediately. Dr. Kasarda’s decision to retire from the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 22, 2026, the Board elected Worthing F. Jackman as a member of the Board effective immediately. The Board has determined that Mr. Jackman is an independent director under the applicable rules of The Nasdaq Stock Market LLC. Mr. Jackman has also been appointed to the Governance and Nomination Committee and Talent and Compensation Committee of the Board.

Mr. Jackman, 62, most recently served as Chief Executive Officer and a member of the board of directors of Waste Connections, Inc. (“WCI”), a leading integrated solid waste services company that provides collection, transfer, recycling, and disposal services across North America, from July 2019 to April 2023. His prior roles at WCI included President from July 2018 to April 2023, Chief Financial Officer from September 2004 to July 2018, and Vice President - Finance and Investor Relations from April 2003 to August 2004. Mr. Jackman serves on the board of directors of Quanta Services, Inc. (NYSE: PWR), where he is Chairman of the Audit Committee and a member of the Finance and Investment Committee. He also serves as Executive Chair of the board of directors of WillScot Holdings Corporation (NASDAQ: WSC).

In accordance with the Company’s non-employee director compensation program, Mr. Jackman will receive a pro rata portion of each of the: (i) $110,000 annual cash retainer; and (ii) annual restricted stock award with a grant value of $172,000.

There is no arrangement or understanding between Mr. Jackman and any other person pursuant to which he was elected as a director, and there is no family relationship between Mr. Jackman and any of the Company’s other directors or executive officers. Mr. Jackman does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

	By:	/s/ Clayton G. Brinker
Clayton G. Brinker
Vice President – Accounting and Finance
(Principal Accounting Officer)
Date: September 22, 2026